UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 18, 2017 (May 12, 2017)
Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

973-496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Appointment of Certain Officers
On May 12, 2017, Avis Budget Group, Inc. (the “Company”) announced that David B. Wyshner, President and Chief Financial Officer, will resign from the Company, effective June 9, 2017.  Martyn Smith, 62, former Group Finance Director of Avis Europe plc, a U.K. publicly traded company acquired by the Company in October 2011, is expected to assume the position of Chief Financial Officer of the Company, on an interim basis, upon Mr. Wyshner’s resignation. Mr. Smith has been with the Company since the Avis Europe acquisition and held the role of Chief Financial Officer of Avis Budget EMEA Ltd., the Company’s principal international subsidiary, until March 2015. From April 2015 through September 2016, Mr. Smith led the Company’s human resources organization for the Company’s International region and in October 2016, became a special advisor to the Company.  Mr. Smith joined Avis Europe in 2002 as Group Finance Director and a member of the Board of Directors.  Larry D. De Shon, the Company’s Chief Executive Officer and Chief Operating Officer, will assume the position of President, immediately following Mr. Wyshner’s resignation.

In connection with Mr. Smith’s appointment as the Company’s interim Chief Financial Officer, Mr. Smith’s compensation is expected to include an annual base salary of $575,000, a target annual incentive of 80% of base salary, and certain short-term relocation benefits in accordance with the Company’s standard policies.  The terms of an Employment Agreement with Mr. Smith are currently being finalized and will be included in a subsequent Current Report on Form 8-K.  In connection with Mr. Wyshner’s departure from the Company, the Company expects to enter into a Separation Agreement with Mr. Wyshner.  The terms of the Separation Agreement are currently being finalized and will be included in a subsequent Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure

On May 12, 2107, Avis Budget Group, Inc. issued a press release announcing the management changes described above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Dated May 12, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: May 18, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated May 12, 2017